Exhibit 99.1

AIRGAS SHAREHOLDERS APPROVE AIR LIQUIDE'S ACQUISITION OF AIRGAS

Paris, France & Radnor (Pennsylvania), USA – 23 February 2016 – Airgas (NYSE: ARG) shareholders, during a special shareholder meeting held earlier today, voted to approve the previously announced acquisition of Airgas, one of the leading suppliers of industrial gases and associated products and services in the United States, by Air Liquide (Euronext Paris: AI), world leader in gases, technologies and services for Industry and Health. 75.9% of the total outstanding shares of Airgas common stock and 99.5% of the total shares voted were in favor of the transaction. The affirmative vote of a simple majority of outstanding Airgas shares was required to approve the merger.
Once the acquisition is completed, the combined entity will be the largest industrial gas company in the world with leadership in North America complementing its number one positions in Europe, Africa/Middle East and Asia-Pacific. Bringing together two highly complementary businesses will deliver greater value, service and innovation to customers around the world.
Peter McCausland, Executive Chairman of Airgas, said: "I thank our shareholders for their trust and support. The transaction with Air Liquide is very compelling and we are excited to move forward with the process to create the largest industrial gas company in the world. The combined company will improve existing offerings and open new markets, benefiting both companies' customers and employees. We look forward to continuing to work closely with Air Liquide to complete the transaction and achieve a smooth transition."
Benoît Potier, Chairman and CEO of Air Liquide, said: "This approval is a significant milestone as we move closer to completing our acquisition of Airgas. The transaction will deliver substantial benefits to both companies' stakeholders and will further solidify our ambition to be the leader in our industry, delivering long-term performance and acting responsibly. We look forward to a successful future with Airgas."
Assuming timely receipt of the necessary antitrust and other regulatory approvals, and satisfaction of all closing conditions, the parties continue to expect to complete the merger in the second or third calendar quarter of 2016.
Airgas files annual, quarterly and current reports, proxy statements and other information, including the principal documents relating to this transaction, with the SEC. Such filings are available to the public free of charge from the SEC website at http://www.sec.gov/edgar/searchedgar/webusers.htm.

More information about Air Liquide announcing agreement to acquire Airgas can be found here:  https://www.airliquide.com/investors/cautionary-note-regarding-forward-looking-statements

Contact Information
Air Liquide Media Relations Caroline Philips +33 (0)1 40 62 50 84 Investor Relations +33 (0)1 40 62 51 50	Air Liquide USA Michael Rosen +1- 713-624-8023
Airgas Media Relations Sarah Boxler +1-610-263-8260 sarah.boxler@airgas.com Investor Relations Joseph Marczely +1-610-263-8277 joseph.marczely@airgas.com

About Air Liquide
World leader in gases, technologies and services for Industry and Health, Air Liquide is present in 80 countries with more than 50,000 employees and serves more than 2 million customers and patients. Oxygen, nitrogen and hydrogen have been at the core of the company's activities since its creation in 1902. Air Liquide's ambition is to be the leader in its industry, delivering long-term performance and acting responsibly.
Air Liquide ideas create value over the long term. At the core of the company's development are the commitment and constant inventiveness of its people.
Air Liquide anticipates the challenges of its markets, invests locally and globally, and delivers high-quality solutions to its customers and patients, and the scientific community.
The company relies on competitiveness in its operations, targeted investments in growing markets and innovation to deliver profitable growth over the long-term.
Air Liquide's revenues amounted to € 16.4 billion in 2015 and its solutions that protect life and the environment represented more than 40% of sales. Air Liquide is listed on the Paris Euronext stock exchange (compartment A) and is a member of the CAC 40 and Dow Jones Euro Stoxx 50 indexes.

For more information, please visit www.airliquide.com.

About Airgas
Airgas, Inc. (NYSE: ARG), through its subsidiaries, is one of the leading suppliers of industrial, medical and specialty gases, and hardgoods, such as welding equipment and related products in the United States. Airgas is a leading U.S. producer of atmospheric gases with 16 air separation plants, a leading producer of carbon dioxide, dry ice, and nitrous oxide, one of the largest U.S. suppliers of safety products, and a leading U.S. supplier of refrigerants, ammonia products, and process chemicals. Approximately 17,000 associates work in more than 1,100 locations, including branches, retail stores, gas fill plants, specialty gas labs, production facilities and distribution centers. Airgas also markets its products and services through e-Business, catalog and telesales channels. Its national scale and strong local presence offer a competitive edge to its diversified customer base.
Airgas revenues amounted to $5.3 billion in 2015 (fiscal year ending March 31, 2015).

For more information, please visit www.airgas.com
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Cautionary Note Regarding Forward-Looking Statements
This document contains certain statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. L'Air Liquide S.A. ("Air Liquide") and Airgas, Inc. ("Airgas") have identified some of these forward-looking statements with words like "believe," "may," "could," "would," "might," "possible," "will," "should," "expect," "intend," "plan," "anticipate," or "continue," the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this release include without limitation statements regarding the expected timing of the completion of the transactions described in this press release, Air Liquide's operation of Airgas' business following completion of the contemplated transactions, and statements regarding the future operation, direction and success of Airgas' businesses. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the contemplated transactions; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the contemplated transactions making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transactions costs; actual or contingent liabilities; and other risks and uncertainties discussed in Airgas' filings with the U.S. Securities and Exchange Commission (the "SEC"), including the "Risk Factors" sections of Airgas' most recent annual report on Form 10-K. You can obtain copies of Airgas' filings with the SEC for free at the SEC's website (www.sec.gov). Neither Air Liquide nor Airgas undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this announcement are qualified in their entirety by this cautionary statement.